UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: November 3, 2014

Actua Corporation

(formerly ICG Group, Inc.)

(Exact name of registrant as specified in charter)

Delaware	001-16249	23-2996071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 East Lancaster Avenue, Suite 640, Radnor, PA 19087

(Address of Principal Executive Offices) (Zip Code)

(610) 727-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed by Actua Corporation (“Actua”) for the purpose of amending and supplementing Item 9.01 of the Current Report on Form 8-K originally filed by Actua with the Securities and Exchange Commission (“SEC”) on November 3, 2014 (the “Original Form 8-K”) in connection with the consummation of the acquisition by Actua Holdings, Inc., a wholly owned subsidiary of Actua, of Folio Dynamics Inc. (“FolioDynamix”) through a holding company, Folio Dynamics Holdings, Inc. As indicated in the Original Form 8-K, this Amendment No. 1 to Current Report on Form 8-K/A is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K and Rule 3-05(b) of Regulation S-X that was not previously filed with the Original Form 8-K, as permitted by the rules of the SEC.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following financial statements are being filed as exhibits to this amendment and are incorporated by reference herein:

Exhibit 99.1 — Folio Dynamics Inc. and Subsidiaries audited consolidated financial statements, including the Report of EisnerAmper LLP, as of and for the year ended December 31, 2013.

Exhibit 99.2 — Folio Dynamics Inc. and Subsidiaries unaudited condensed consolidated financial statements as of June 30, 2014 and for the six months ended June 30, 2014 and 2013.

(b) Unaudited pro forma financial information.

The following pro forma financial information is being filed as an exhibit to this amendment and is incorporated by reference herein:

Exhibit 99.3 — Unaudited pro forma condensed combined financial statements and explanatory notes for Actua Corporation as of June 30, 2014, for the six months ended June 30, 2014 and for the year ended December 31, 2013.

Forward-Looking Statements

Information in this Amendment No. 1 to Current Report on Form 8-K/A, together with the exhibits attached hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, statements regarding the integration of Actua and FolioDynamix, the expected benefits and costs of Actua’s acquisition of FolioDynamix, Actua’s plans relating to the acquisition, the future financial and accounting impact of the acquisition, and any statements of expectation or belief or assumptions underlying any of the foregoing. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results and the timing of certain events to differ materially from the forward-looking statements, include, but are not limited to, the possibility that the expected costs and benefits of the acquisition may not materialize as expected, the possibility that preliminary financial reporting estimates and assumptions may prove to be incorrect, the failure of Actua to successfully integrate the FolioDynamix business or realize synergies, conditions in the capital and financial markets, general economic conditions and other risks that are described in Actua’s (formerly ICG Group, Inc.’s) Annual Report on Form 10-K for the year ended December 31, 2013 and its other filings with the SEC.

(c) Exhibits.

The following exhibits are filed as part of this Amendment No. 1 to Current Report on Form 8-K/A:

Exhibit No.	Description

23.1	Consent of EisnerAmper LLP.

99.1	Audited consolidated financial statements of Folio Dymanics Inc. and Subsidiaries as of and for the year ended December 31, 2013 and accompanying Report of EisnerAmper LLP.

99.2	Unaudited condensed consolidated financial statements of Folio Dymanics Inc. and Subsidiaries as of June 30, 2014 and for the six months ended June 30, 2014 and 2013.

99.3	Unaudited pro forma condensed combined financial statements and explanatory notes for Actua Corporation as of June 30, 2014, for the six months ended June 30, 2014 and for the year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACTUA CORPORATION

Date: January 20, 2015	By:	/s/ Suzanne L. Niemeyer
	Name:	Suzanne L. Niemeyer
	Title:	Managing Director, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of EisnerAmper LLP.

99.1	Audited consolidated financial statements of Folio Dymanics Inc. and Subsidiaries as of and for the year ended December 31, 2013 and accompanying Report of EisnerAmper LLP.

99.2	Unaudited condensed consolidated financial statements of Folio Dymanics Inc. and Subsidiaries as of June 30, 2014 and for the six months ended June 30, 2014 and 2013.

99.3	Unaudited pro forma condensed combined financial statements and explanatory notes for Actua Corporation as of June 30, 2014, for the six months ended June 30, 2014 and for the year ended December 31, 2013.